Shareholders’ Equity	3 Months Ended
Mar. 31, 2020
Equity [Abstract]
Shareholders’ Equity
Shareholders’ Equity

Ordinary Shares

Each holder of ordinary shares is entitled to one vote per ordinary share and to receive dividends when and if such dividends are recommended by the board of directors and declared by the shareholders.  As of March 31, 2020, the Company has not declared any dividends.

Effective from June 26, 2018, the board of directors has the authority to allot new ordinary shares or to grant rights to subscribe for or to convert any security into ordinary shares in the Company up to a maximum aggregate nominal amount of $8,400. This authority runs for five years and will expire on June 26, 2023. Effective from June 26, 2018, the board also has the authority to allot ordinary shares for cash or to grant rights to subscribe for or to convert any security into ordinary shares in the Company without first offering them to existing shareholders in proportion to their existing holdings up to an aggregate maximum nominal amount of $8,400. This authority runs for five years and will expire on June 26, 2023.

As of March 31, 2020, the Company’s issued capital share consisted of 52,247,932 ordinary shares, with a nominal value of  $0.000042 per share, (ii) 34,425 deferred shares, with a nominal value of £0.00001 per share, (iii) 88,893,548 B deferred shares, with a nominal value of £0.00099 per share and (iv) 1 C deferred share, with a nominal value of £0.000008. Each issued share has been fully paid.